SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                               September 22, 2000

                Date of Report (Date of earliest event reported)


                            U.S. ENERGY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                           0-10238              52-1216347
(State or other                     (Commission         (I.R.S. Employer
jurisdiction of                     File Number)        Identification No.)
Incorporation)

515 N. Flagler Drive, Suite 702, West Palm Beach, Florida         33401
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (561) 820-9779


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ITEM 8.  CHANGE OF FISCAL YEAR

         On or about September 22, 2000, the Company decided to change the Company's fiscal year from January 31 to December 31. This change will be effective as of December 31, 2000. A report on Form 10-KSB covering the transition period (i.e., the eleven (11) months ending December 31, 2000) will be filed with the SEC by April 2, 2001.






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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 U.S. ENERGY SYSTEMS, INC.



                                 /s/Robert C. Benson
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                                 Robert C. Benson
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)




Dated: October 2, 2000




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